EXHIBIT 99.1
INTER-TEL ANNOUNCES SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 24, 2006
SETS RECORD DATE OF AUGUST 28, 2006
TEMPE, Ariz., August 28, 2006 — Inter-Tel (Delaware), Incorporated (Nasdaq: INTL), today announced that the Company will hold a special meeting of stockholders on October 24, 2006 to consider and vote upon a proposal from Steven G. Mihaylo and Vector Capital (the “Mihaylo Group”) urging a prompt sale of the Company. The Special Committee of the Board of Directors stated that it believes that its review of the Company’s strategic options, as discussed in its press releases of August 11 and 25, 2006, is the prudent and proper course and that it intends to recommend that stockholders reject this proposal. Only stockholders of record as of the close of business on August 28, 2006 will be entitled to vote at the special meeting.
About Inter-Tel (Delaware), Incorporated
Inter-Tel (Nasdaq: INTL) offers value-driven communications products; applications utilizing networks and server-based communications software; and a wide range of managed services that include voice and data network design, traffic provisioning, and financial solutions packages. An industry-leading provider focused on the communication needs of business enterprises, Inter-Tel employs approximately 1,900 communications professionals, and services business customers through a network of 59 company-owned, direct sales offices and approximately 350 authorized providers in North America, the United Kingdom, Ireland, Australia and South Africa. More information is available at www.inter-tel.com.
Additional Information
In connection with special meeting of stockholders, Inter-Tel Incorporated will file a notice of special meeting and preliminary proxy statement with the Securities and Exchange Commission (“SEC”). STOCKHOLDERS OF INTER-TEL ARE URGED TO READ THE NOTICE OF SPECIAL MEETING AND DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders can obtain free copies of the notice of special meeting and definitive proxy statement and other documents when they become available by contacting investor relations at investorrelations@inter-tel.com, or by mail at Inter-Tel Incorporated Investor Relations, 1615 South 52nd Street, Tempe, Arizona 85281, or by telephone at 1-480-449-8900. In addition, documents filed with the SEC by Inter-Tel are available free of charge at the SEC’s website at www.sec.gov.
Inter-Tel Incorporated and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Inter-Tel in connection with the special meeting of stockholders. Information regarding the special interests of these directors and executive officers will be included in Inter-Tel’s notice of special meeting and preliminary proxy statement for its special meeting as described above. This document will be available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at Inter-Tel as described above.
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934 including statements regarding the Company’s intention to hold a special meeting of shareholders on October 24, 2006, the review of strategic options by the Special Committee of the Board of Directors, the Committee’s position regarding the prudent and proper course of action about Inter-Tel’s strategic options, and its intent to recommend that stockholders reject the Mihaylo Group proposal. Such statements are based on current assumptions that involve risks and uncertainties which could cause the actual results, performance, or achievements of the Company to be materially different from those described in such statements, including, completion of all proxy materials required of the special shareholders meeting, market acceptance of new and existing products, software and services; dependence on continued new product development; product defects, timely and successful hiring and retention of employees; retention of existing dealers and customers; industry, competitive and technological changes; general market and economic conditions; the composition, product and channel mixes, timing and size of orders from and shipments to major customers; price and product competition; and availability of inventory from vendors and suppliers. For a further list and description of such risks and uncertainties, please see the risks factors contained in the Company’s Form 10-K, filed with the SEC on March 16, 2006, other subsequently filed current and periodic reports, and the Company’s most recent Form 10-Q dated August 9, 2006. Inter-Tel disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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